SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2007
HFF, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-33280	51-0610340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 600
Pittsburgh, Pennsylvania 15219
(412) 281-8714
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s
Principal Executive Offices)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS

Item 3.03 Material Modification to Rights of Security Holders
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 5, 2007, HFF, Inc.’s (the “Company”) amended and restated certificate of incorporation, in the form previously filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-138579), as amended, and the Company’s amended and restated bylaws, in the form previously filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-138579), as amended, became effective. A description of the Company’s capital stock giving effect to the amendment and restatement of its certificate of incorporation and bylaws has previously been reported by the Company in its prospectus, dated January 30, 2007, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on January 31, 2007. The amended and restated certificate of incorporation and the amended and restated bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective January 30, 2007, John Z. Kukral, Deborah H. McAneny, George L. Miles, Jr., Lenore M. Sullivan and McHenry T. Tichenor, Jr. have been appointed to the Board of Directors of the Company, thereby joining John P. Fowler, Mark D. Gibson, John H. Pelusi, Jr. and Joe B. Thornton, Jr. Messrs. Miles and Tichenor and Ms. McAneny will serve as members of the Company’s audit committee, Messrs. Kukral and Tichenor and Mses. McAneny and Sullivan will serve as members of the Company’s nominating and corporate governance committee and Messrs. Kukral and Miles and Ms. Sullivan will serve as members of the Company’s compensation committee. Directors serve for staggered terms of three years each, except that initially the Class I directors will serve until the Company’s 2007 annual meeting of stockholders, the Class II directors will serve until the Company’s 2008 annual meeting and the Class III directors will serve until the Company’s 2009 annual meeting. The initial Class I directors are Messrs. Pelusi and Kukral and Ms. McAneny, the initial Class II directors are Messrs. Thornton, Gibson and Miles, and the initial Class III directors are Messrs. Fowler and Tichenor and Ms. Sullivan.
Biographical information regarding these directors and a description of the terms of their compensation have previously been reported by the Company in its prospectus, dated January 30, 2007, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on January 31, 2007.
Item 8.01 Other Events
On February 5, 2007, the Company completed the initial public offering of its Class A common stock by issuing 14,300,000 shares of its Class A common stock (the “Shares”), for cash consideration of $16.74 per share (net of underwriting discounts) to a syndicate of underwriters led by Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated as joint book-running managers and as representatives of the underwriters for the offering. The other underwriters in the syndicate were Banc of America Securities LLC, Wachovia Capital Markets, LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc. Dechert LLP has passed upon the validity of the Shares. To the extent that the underwriters sell more than 14,300,000 shares of the Company’s Class A common stock, the underwriters have the option to purchase up to an additional 2,145,000 shares of Class A common stock from the Company for $16.74 per share (the public offering price less the underwriting discount) to cover such sales.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation of HFF, Inc. (incorporated by reference to Exhibit 3.1 to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed December 22, 2006 (File No. 333-138579)).

3.2	Amended and Restated Bylaws of HFF, Inc. (incorporated by reference to Exhibit 3.2 to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed December 22, 2006 (File No. 333-138579)).
5.1	Opinion of Dechert LLP.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.
Dated: February 5, 2007	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of HFF, Inc. (incorporated by reference to Exhibit 3.1 to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed December 22, 2006 (File No. 333-138579)).
3.2	Amended and Restated Bylaws of HFF, Inc. (incorporated by reference to Exhibit 3.2 to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed December 22, 2006 (File No. 333-138579)).
5.1	Opinion of Dechert LLP.